YIELDQUEST FUNDS

Supplement dated April 11, 2008
To Prospectus dated February 22, 2008

Under “How the Fund Has Performed?” on page 12 describing the Tax-Exempt Bond Fund’s highest and lowest returns during the prior two years, the following sentence is corrected as underlined below:

During the period shown, the highest return for a quarter was 3.51% for the quarter ending September 30, 2006, and the lowest return was -1.67% for the quarter ending June 30, 2007.

The Tax-Exempt Bond Fund’s “Average Annual Total Return” table on page 12 is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2007.1

	One Year	Since Inception (November 1, 2005)

YieldQuest Tax-Exempt Bond Fund – Institutional Class
Return Before Taxes	-1.77%	3.43%
Return After Taxes on Distributions[2]	-1.92%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares[2]	-0.05%	3.34%

Lehman Brothers 7 Year Municipal Bond Index[3]	5.06%	4.74%

1 Assumes reinvestment of dividends and distributions.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The returns shown do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

* * * * * *

You should read this Supplement in conjunction with the Prospectus, Statement of Additional Information and Supplement, each dated February 22, 2008, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at (877) 497-3634.

Please retain this Supplement for future reference.